UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

COASTAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19684 (Commission File Number)	57-0925911 (IRS Employer Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina 29577

(Address of principal executive offices) (Zip Code)

(843) 205-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 23, 2006, the Board of Directors of Coastal Financial Corporation (the “Company”) declared a 10% stock dividend on the Company’s outstanding shares of common stock, payable on September 29, 2006, to shareholders of record as of the close of business on September 8, 2006. A copy of the Company’s press release dated August 24, 2006 announcing the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated August 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

By:	/s/_________________________

Jerry L. Rexroad

Executive Vice President

and Chief Financial Officer

August 25, 2006